5. Time Deposits	12 Months Ended
Dec. 31, 2012
Banking and Thrift [Abstract]
Time Deposits

(5)	Time Deposits

At December 31, 2012, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2013	$157,707
2014	33,579
2015	36,066
2016	10,269
2017 and thereafter	10,603

Total	$248,224

At December 31, 2012 and 2011, the Company had approximately $21.4 million and $47.0 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $20.1 million and $28.6 million as of December 31, 2012 and 2011, respectively.  The weighted average rate of brokered deposits as of December 31, 2012 and 2011 was 0.29% and 0.99%, respectively.